Exhibit 99.1 - Certification of Chief Executive Officer

                        CERTIFICATION PURSUANT TO
                         18 U.S.C. SECTION 1350,
                         AS ADOPTED PURSUANT TO
             SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Barrington Foods International, Inc. (the "Company") on Form 10-QSB for the period ending September 30,
2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"). I, Rendal Williams, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

        (1)   The Report fully complies with the requirements of
              section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ Rendal Williams
-----------------------------
    Rendal Williams
    Chairman of the Board
    Chief Executive Officer
    Secretary/Treasurer


Date  December 4, 2002
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